Exhibit 99.3

Direct Communications,

Incorporated

Financial Report

September 30, 2014

Independent Auditor’s Report

To the Board of Directors

Direct Communications, Incorporated

Des Moines, Iowa

Report on the Financial Statements

We have audited the accompanying financial statements of Direct Communications, Incorporated which comprise the balance sheets as of September 30, 2014 and 2013, and the related statements of income, retained earnings and cash flows for the years then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Direct Communications, Incorporated as of September 30, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Des Moines, Iowa

June 30, 2015

Direct Communications, Incorporated

Balance Sheets
September 30, 2014 and 2013

	2014	2013
Assets

Current Assets
Cash	$ 787,243	$ 890,137
Trade receivables, less allowance for doubtful accounts
2014 $25,000; 2013 $20,000	397,609	422,825
Prepaid expenses	16,635	7,243

Total current assets	1,201,487	1,320,205

Leasehold Improvements and Equipment, net of accumulated
depreciation 2014 $328,693; 2013 $233,736	365,534	273,881

Other Assets, income tax deposit	32,612	11,299

	$ 1,599,633	$ 1,605,385

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$ 320,112	$ 243,653
Deferred revenue	105,483	84,769

	425,595	328,422

Stockholders' Equity
Common stock, no par value, stated value $1 per share; authorized
100,000 shares; issued and outstanding 1,111 shares	1,111	1,111
Additional paid-in capital	10,814	10,814
Retained earnings	1,162,113	1,265,038
	1,174,038	1,276,963

	$ 1,599,633	$ 1,605,385

See Notes to Financial Statements.

Direct Communications, Incorporated

Statements of Income
Years Ended September 30, 2014 and 2013

	2014	2013

Earned revenue	$ 3,951,843	$ 3,891,940

Cost of earned revenue	171,043	197,052

Gross profit	3,780,800	3,694,888

Operating expenses	3,328,725	3,263,459

Operating income	452,075	431,429

Other income-contract cancellation fee	155,000	-

Net income	$ 607,075	$ 431,429

See Notes to Financial Statements.

Direct Communications, Incorporated

Statements of Retained Earnings
Years Ended September 30, 2014 and 2013

	2014	2013

Balance, beginning of year	$ 1,265,038	$ 921,609
Cash distributions	(710,000)	(88,000)
Net income	607,075	431,429
Balance, end of year	$ 1,162,113	$ 1,265,038

See Notes to Financial Statements.

Direct Communications, Incorporated

Statements of Cash Flows
Years Ended September 30, 2014 and 2013

	2014	2013
Cash Flows from Operating Activities
Net income	$ 607,075	$ 431,429
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	94,957	72,367
Bad debts	44,774	41,549
Changes in working capital components:
Trade receivables	(19,558)	46,605
Prepaid expenses	(9,392)	(441)
Income tax deposit	(21,313)	19,338
Accounts payable and accrued expenses	76,459	8,992
Deferred revenue	20,714	58,705
Net cash provided by operating activities	793,716	678,544

Cash Flows from Investing Activities, purchase of equipment	(186,610)	(143,897)

Cash Flows from Financing Activities, cash distributions	(710,000)	(88,000)

Net increase (decrease) in cash	(102,894)	446,647

Cash
Beginning	890,137	443,490

Ending	$ 787,243	$ 890,137

See Notes to Financial Statements.

Direct Communications, Incorporated

Notes to Financial Statements

Note 1.

Nature of Business and Significant Accounting Policies

Nature of business: Direct Communications, Incorporated (the Company) provides telemedia, electronic cataloging database development and internet delivery processes to customers throughout the United States.

A summary of the Company’s significant accounting policies follows:

Revenue recognition: Revenue is derived primarily from monthly fees associated with maintenance of developed databases. Obligations to provide customers with future services are deferred and recognized either over the term of the respective agreements or, in the case of revenue associated with specific services, upon performance of the service. The Company considers all arrangements with payment terms extending beyond 12 months not to be fixed or determinable.

Income from contract cancellation represents payment received from a counterparty whom cancelled a merger agreement that was originally entered into with the Company in 2013.

Accounting estimates and assumptions: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Trade receivables: Trade receivables are carried at original invoice amount less an estimate made for doubtful accounts based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history and current economic conditions. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

Leasehold improvements and equipment: Leasehold improvements and equipment are stated at cost. Depreciation is computed primarily by straight-line methods over useful lives of 3 to 7 years.

Concentration of credit risk: The Company maintains cash with a financial institution. Account balances were in excess of insured amounts during the years ended September 30, 2014 and 2013. The Company has experienced no losses as a result of the excess.

Subsequent events: Subsequent events have been evaluated through June 30, 2015, the date of financial statements.

Note 2.

Rent Commitments and Related Party Transactions

The Company leases a portion of its office premises under a noncancelable agreement which expires April 30, 2017, and requires a monthly payment of $3,802 plus normal maintenance, operating expenses, and property taxes.

The remaining portion of its office premises is leased under a noncancelable agreement with officer-stockholders which expires November 30, 2017, and requires a monthly rental payment of approximately $3,500 plus normal maintenance, operating expenses and property taxes.

The Company also leases office storage space under month-to-month operating lease agreements.

Direct Communications, Incorporated

Notes to Financial Statements

Note 2.

Rent Commitments and Related Party Transactions (Continued)

Rent expense for the years ended September 30, 2014 and 2013 totaled approximately $93,000 and $85,000, respectively, of which $42,000 and $41,000 was paid to the officer-stockholders for the years ended September 30, 2014 and 2013, respectively.

Approximate future minimum payments under operating leases are as follows:

	Related
Year Ending September 30:	Party	Other	Total

2015	$ 43,000	$ 46,000	$ 89,000
2016	45,000	46,000	91,000
2017	46,000	27,000	73,000
2018	8,000	-	8,000
	$ 142,000	$ 119,000	$ 261,000

Note 3.

Employee Benefits

The Company has a qualified 401(k) profit sharing plan covering all of its employees. The Company matches 25% up to the first 4% of employee contributions. The plan provides for additional contributions in such amounts as the Board of Directors may annually determine. The amounts charged to expense totaled approximately $5,700 and $7,200 for the years ended September 30, 2014 and 2013, respectively.

Note 4.

Income Tax Status

The Company, with the consent of its stockholders, elected to be taxed under sections of the federal and state income tax laws which provide that, in lieu of corporate income taxes, the stockholders separately account for their pro rata shares of the Company’s items of income, deduction, losses and credits. Therefore, these statements do not include any provision for corporate income taxes.

The Company follows the accounting guidance for uncertainty in income taxes. Management has evaluated their material tax positions and determined no income tax effects with respect to the financial statements. The Company is no longer subject to U.S. federal or state income tax examinations by tax authorities for years prior to the year ended September 30, 2011. The Company has not been notified of any impending examinations by tax authorities, and no examinations are in process.

Direct Communications,

Incorporated

Financial Report

March 31, 2015

Direct Communications, Incorporated

Condensed Balance Sheets
March 31, 2015 and September 30, 2014

	March 31, 2015	September 30,
	(Unaudited)	2014
Assets

Current Assets
Cash	$ 329,694	$ 787,243
Trade receivables, less allowance for doubtful accounts
2015 and 2014 $25,000	490,194	397,609
Prepaid expenses and other	28,282	16,635

Total current assets	848,170	1,201,487

Leasehold Improvements and Equipment, net of accumulated
depreciation 2015 $403,247; 2014 $328,693	491,055	365,534

Other Assets, income tax deposit	32,612	32,612

	$ 1,371,837	$ 1,599,633

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$ 260,580	$ 320,112
Deferred revenue	127,206	105,483

Total current liabilities	387,786	425,595

Stockholders' Equity
Common stock, no par value, stated value $1 per share; authorized 100,000 shares; issued and outstanding
1,111 shares	1,111	1,111
Additional paid-in capital	10,814	10,814
Retained earnings	972,126	1,162,113
	984,051	1,174,038

	$ 1,371,837	$ 1,599,633

See Notes to Condensed Financial Statements.

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Direct Communications, Incorporated

Condensed Statements of Income (Unaudited)
Six Months Ended March 31, 2015 and 2014

	March 31,
	2015	2014

Earned revenue	$ 1,934,353	$ 2,012,619

Cost of earned revenue	79,926	91,298

Gross profit	1,854,427	1,921,321

Operating expenses	1,744,414	1,623,826

Operating income	110,013	297,495

Other income	-	155,000

Net income	$ 110,013	$ 452,495

See Notes to Condensed Financial Statements.

2

Direct Communications, Incorporated

Condensed Statements of Cash Flows (Unaudited)
Six Months Ended March 31, 2015 and 2014

	March 31,
	2015	2014
Cash Flows from Operating Activities
Net income	$ 110,013	$ 452,495
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	74,554	43,407
Bad debts (recovery)	(6,000)	23,661
Changes in working capital components:
Trade receivables	(86,585)	(46,504)
Prepaid expenses	(11,647)	5,536
Deferred revenue	21,723	57,553
Accounts payable and accrued expenses	(59,532)	(60,584)
Net cash provided by operating activities	42,526	475,564

Cash Flows from Investing Activities, purchase of equipment	(200,075)	(25,582)

Cash Flows from Financing Activities, cash distributions	(300,000)	(60,000)

Net increase (decrease) in cash	(457,549)	389,982

Cash
Beginning	787,243	890,137

Ending	$ 329,694	$ 1,280,119

See Notes to Condensed Financial Statements.

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Direct Communications, Incorporated

Notes to Condensed Financial Statements

Note 1.

Nature of Business and Significant Accounting Policies

Nature of business: Direct Communications, Incorporated (the Company) provides telemedia, electronic cataloging database development and internet delivery processes to customers throughout the United States.

A summary of the Company’s significant accounting policies follows:

Revenue recognition: Revenue is recognized when product is delivered or as services are rendered.

Basis of presentation: The accompanying financial statements are prepared in conformity with GAAP. Certain information and footnote disclosures normally included in statements prepared in accordance with GAAP have been omitted pursuant to such rules and regulations, although it is the Company’s belief that the disclosures are adequate to make the information presented not misleading. These financial statements should be read in conjunction with the Company’s audited financial statements and notes for the year ended September 30, 2014.

The preparation of the condensed financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the condensed financial statements and accompanying notes. These estimates are based on the Company's management team's knowledge of current events and actions that the Company may take in the future. Estimates, by their nature, are based on judgment and available information. Actual results could differ from those estimates.

The accompanying condensed financial statements presented herewith reflect all adjustments (consisting of only normal and recurring adjustments unless otherwise disclosed) which, in the opinion of the Company’s management team, are necessary for a fair presentation of the results of operations for the six months ended March 31, 2015 and 2014. The results of operations for interim periods are not necessarily indicative of results to be expected for an entire year.

Accounting estimates and assumptions: The preparation of condensed financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Trade receivables: Trade receivables are carried at original invoice amount less an estimate made for doubtful accounts based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history and current economic conditions. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

Leasehold improvements and equipment: Leasehold improvements and equipment are stated at cost. Depreciation is computed primarily by straight-line methods over useful lives of 3 to 7 years.

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Direct Communications, Incorporated

Notes to Condensed Financial Statements

Concentration of credit risk: The Company maintains cash with a financial institution. Account balances were in excess of insured amounts at times during the six months ended March 31, 2015 and 2014. The Company has experienced no losses as a result of the excess.

Subsequent events: Subsequent events have been evaluated through September 25, 2015, the date of financial statements were available to be issued.

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Direct Communications, Incorporated

Notes to Condensed Financial Statements

Note 2.

Rent Commitments and Related Party Transactions

The Company leases a portion of its office premises under a noncancelable agreement which expires April 30, 2017, and requires a monthly payment of $3,802 plus normal maintenance, operating expenses, and property taxes.

The remaining portion of its office premises is leased under a noncancelable agreement with officer-stockholders which expires November 30, 2017, and requires a monthly rental payment of approximately $3,500, plus normal maintenance, operating expenses and property taxes.

The Company also leases the remaining office premises and additional storage space under month-to-month operating lease agreements.

Rent expense for the for the six months ended March 31, 2015 and 2014 totaled approximately $49,000 and $44,000, respectively, of which $21,500 and $21,000 was paid to the officer-stockholders for the for the six months ended March 31, 2015 and 2014, respectively.

Approximate future minimum payments under operating leases are as follows:

	Related
	Party	Other	Total

Six Months Ending September 30, 2015	$ 22,000	$ 23,000	$ 45,000
Year Ending September 30, 2016	45,000	46,000	91,000
Year Ending September 30, 2017	46,000	27,000	73,000
Year Ending September 30, 2018	8,000	-	8,000
	$ 121,000	$ 96,000	$ 217,000

Note 3.

Employee Benefits

The Company has a qualified 401(k) profit sharing plan covering all of its employees. The Company matches 25 percent up to the first 4 percent of employee contributions. The plan provides for additional contributions in such amounts as the Board of Directors may annually determine. The amounts charged to expense totaled approximately $3,700 and $2,900 for the six months ended March 31, 2015 and 2014, respectively.

Note 4.

Income Tax Status

The Company, with the consent of its stockholders, elected to be taxed under sections of the federal and state income tax laws which provide that, in lieu of corporate income taxes, the stockholders separately account for their pro rata shares of the Company’s items of income, deduction, losses and credits. Therefore, these statements do not include any provision for corporate income taxes.

The Company follows the accounting guidance for uncertainty in income taxes. Management has evaluated their material tax positions and determined no income tax effects with respect to the financial statements. The Company is no longer subject to U.S. federal or state income tax examinations by tax authorities for years prior to the year ended September 30, 2011. The Company has not been notified of any impending examinations by tax authorities, and no examinations are in process.

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Direct Communications, Incorporated

Notes to Condensed Financial Statements

Note 5.

Subsequent Event

On July 13, 2015, ARI Network Services, Inc.(ARI) acquired substantially all of the assets of the Company pursuant to the terms of an Asset Purchase Agreement made and effective as of July 13, 2015. Consideration for the acquisition included cash of (1) $3,750,000; plus (2) the issuance of 159,795 shares of the ARI stock; plus (3) a promissory note made by the ARI in favor of DCi in the aggregate principal amount of $2,000,000, subject to the set off rights of the Company as described the Purchase Agreement, and subject to adjustment in accordance with the terms of the Purchase Agreement; plus (4) the ARI assumption of the Assumed Liabilities, as defined in the Purchase Agreement.

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